UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 30, 2006
Date of Report (Date of earliest event reported)

CANADIAN ROCKPORT HOMES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE		98-0354610
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

3155 E. Patrick Lane, Suite 1
Las Vegas, Nevada, USA	89120-3481
(Address of principal executive offices)	(Zip Code)

604-669-1081
Registrant's telephone number, including area code

2317 Wall St., Vancouver, B.C. V5L 1B8
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[           ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d -2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e -4(c))

ITEM 8.01 – OTHER EVENTS

Canadian Rockport Homes is in the process of moving its office to Nevada; this will be our temporary address until permanent office space is acquired.

3155 E. Patrick Lane, Suite 1
Las Vegas, Nevada
USA
89120-3481

Exhibits

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANADIAN ROCKPORT HOMES
INTERNATIONAL, INC.

DATE: April 4, 2006	By:	/s/ William Malone
William Malone
President and Chief Executive Officer